                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                        TO THE HOLDERS OF:
  BANK OF                     Corporate Bond-Backed Certificates
    NEW                       Series 1997-BELLSOUTH-1
   YORK                       Class A-1 Certificates
                              CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: July 15, 2003

INTEREST ACCOUNT
Balance as of January 15, 2003                                                                                    $0.00
      Schedule Income received on securities....................................                          $1,780,000.00
      Unscheduled Income received on securities.................................                                  $0.00
      Schedule Interest received from Swap Counterparty.........................                                  $0.00
      Unscheduled Interest received from Swap Counterparty......................                                  $0.00
      Interest Received on sale of Securties....................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders.........................................      $1,074,129.00
      Distribution to Swap Counterparty.........................................              $0.00
      Trustee Fees..............................................................          $2,250.00
      Fees allocated for third party expenses...................................            $750.00
Balance as of July 15, 2003                                                                Subtotal         $702,871.00


PRINCIPAL ACCOUNT
Balance as of January 15, 2003                                                                                    $0.00
      Scheduled Principal payment received on securities........................                                  $0.00
      Principal received on sale of securities.............................                                       $0.00
LESS:
      Distribution to Class A-1 Holders.........................................       $ 702,871.00
      Distribution to Swap Counterparty.........................................              $0.00
Balance as of July 15, 2003                                                                Subtotal         $702,871.00
                                                                                            Balance               $0.00

                 UNDERLYING SECURITIES HELD AS OF: July 15, 2003
                          $50,000,000 7.12% Debentures
                                   Issued by
                             BELLSOUTH CAP FDG CORP
                              CUSIP#: 079-857-AF5